As Filed with the Securities and Exchange Commission on July 26, 2005

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 19, 2005

BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-6523 (Commission File Number)	56-0906609 (IRS Employer Identification No.)

100 North Tryon Street
Charlotte, North Carolina 28255
(Address of principal executive offices)

(800) 299-2265
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS.

           By action dated July 19, 2005, a Committee previously appointed by the Board of Directors of the Registrant (the "Committee") approved the public offering of (a) an aggregate principal amount of $1,250,000,000 of the Registrant's 4 ½% Senior Notes, due 2010 (the "5-Year Fixed Rate Notes") to various underwriters (the "5-Year Fixed Underwriters"), (b) an aggregate principal amount of $1,250,000,000 of the Registrant's 4 ¾% Senior Notes, due 2015 (the "10-Year Fixed Rate Notes") to various underwriters (the "10-Year Fixed Underwriters"), and (c) an aggregate principal amount of $500,000,000 of the Registrant's Floating Rate Senior Notes, due 2010 (the "Floating Rate Notes") to various underwriters (the "Underwriters"), and otherwise established the terms and conditions of the 5-Year Fixed Rate Notes, the 10-Year Fixed Rate Notes, and the Floating Rate Notes and the sale thereof.

            The resolutions of the Committee with respect to the 5-Year Fixed Rate Notes, the 10-Year Fixed Rate Notes, and the Floating Rate Notes are included as a part of Exhibit 99.1 hereto.

            On July 19, 2005, the Registrant entered into an underwriting agreement with the 5-Year Fixed Rate Underwriters (the "Fixed Rate Underwriting Agreement") for the 5-Year Fixed Rate Notes. The terms of the offering and the 5-Year Fixed Rate Notes are described in the Registrant's Prospectus dated April 14, 2004 (the "Prospectus") constituting a part of the Registration Statement (hereinafter described), as supplemented by a final Global Prospectus Supplement dated July 19, 2005 (the "Global Prospectus Supplement").  The 5-Year Fixed Rate Underwriting Agreement is included as Exhibit 1.1 hereto.

             On July 19, 2005, the Registrant entered into an underwriting agreement with the 10-Year Fixed Rate Underwriters (the "10-Year Fixed Rate Underwriting Agreement") for the 10-Year Fixed Rate Notes. The terms of the offering and the 10-Year Fixed Rate Notes are described in the Registrant's Prospectus, as supplemented by the Global Prospectus Supplement.  The 10-Year Fixed Rate Underwriting Agreement is included as Exhibit 1.2 hereto.

            Also on July 19, 2005, the Registrant entered into an underwriting agreement with the various Underwriters (the "Floating Rate Underwriting Agreement") for the Floating Rate Notes. The terms of the offering and the Floating Rate Notes are described in the Registrant's Prospectus, as supplemented by the Prospectus Supplement dated July 19, 2005.  The Floating Rate Underwriting Agreement is included as Exhibit 1.3 hereto

            Each of the 5-Year Fixed Rate Notes, the 10-Year Fixed Rate Notes, and the Floating Rate Notes were issued on July 26, 2005 pursuant to the Registrant's Registration Statement on Form S-3, Registration No. 333-112708, as amended ("Registration No. 333-112708"), on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended.  Registration No. 333-112708 registered up to $30,000,000,000 aggregate initial offering price of the Registrant's unsecured debt securities (either senior or subordinated), warrants, units and shares of its preferred stock, including depositary shares, and common stock.

            ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)            Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Underwriting Agreement dated July 19, 2005 with respect to the offering of the 4 ½% Senior Notes, due 2010
1.2	Underwriting Agreement dated July 19, 2005 with respect to the offering of the 4 ¾% Senior Notes, due 2015
1.3	Underwriting Agreement dated July 19, 2005 with respect to the offering of the Floating Rate Senior Notes, due 2010
4.1	Form of 4 ½% Senior Note, due 2010
4.2	Form of 4 ¾% Senior Note, due 2015
4.3	Form of Floating Rate Senior Note, due 2010
5.1	Form of Opinion of Helms Mulliss & Wicker, PLLC, regarding legality of the 4 ½% Senior Notes, due 2010, 4 ¾% Senior Notes, due 2015, and Floating Rate Senior Notes, due 2010
99.1

Resolutions dated July 19, 2005 of a Committee appointed by the Board of Directors with respect to the terms of the offering of the 4 ½% Senior Notes, due 2010, the 4 ¾% Senior Notes, due 2015 and the Floating Rate Senior Notes, due 2010

99.2	News Release disseminated on July 19, 2005 regarding the sale of the 4 ½% Senior Notes, due 2010, the 4 ¾% Senior Notes, due 2015 and the Floating Rate Senior Notes, due 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                 BANK OF AMERICA CORPORATION

                                                                 By:       /s/ TERESA M. BRENNER
                                                                              TERESA M. BRENNER
                                                                              Associate General Counsel

Dated:  July 26, 2005

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Underwriting Agreement dated July 19, 2005 with respect to the offering of the 4 ½% Senior Notes, due 2010
1.2	Underwriting Agreement dated July 19, 2005 with respect to the offering of the 4 ¾% Senior Notes, due 2015
1.3	Underwriting Agreement dated July 19, 2005 with respect to the offering of the Floating Rate Senior Notes, due 2010
4.1	Form of 4 ½% Senior Note, due 2010
4.2	Form of 4 ¾% Senior Note, due 2015
4.3	Form of Floating Rate Senior Note, due 2010
5.1	Form of Opinion of Helms Mulliss & Wicker, PLLC, regarding legality of the 4 ½% Senior Notes, due 2010, 4 ¾% Senior Notes, due 2015, and Floating Rate Senior Notes, due 2010
99.1

Resolutions dated July 19, 2005 of a Committee appointed by the Board of Directors with respect to the terms of the offering of the 4 ½% Senior Notes, due 2010, the 4 ¾% Senior Notes, due 2015 and the Floating Rate Senior Notes, due 2010

99.2	News Release disseminated on July 19, 2005 regarding the sale of the 4 ½% Senior Notes, due 2010, the 4 ¾% Senior Notes, due 2015 and the Floating Rate Senior Notes, due 2010